                                                                    EXHIBIT 99.1



SUBJECT TO REVISION
SERIES TERM SHEET, DATED MARCH 17, 2003


                                  $911,000,000

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A,
                                     ISSUER
                      TRIAD FINANCIAL SPECIAL PURPOSE LLC,
                                    DEPOSITOR
                          TRIAD FINANCIAL CORPORATION,
                                    SERVICER

                               ASSET BACKED NOTES

The trust will offer the following notes:


-------------------------------------------------------------------------------------------------------------
                           INITIAL                                      FIRST INTEREST
                          PRINCIPAL        INTEREST        ACCRUAL       DISTRIBUTION     FINAL SCHEDULED
                            AMOUNT          RATE(1)       METHOD(1)          DATE        DISTRIBUTION DATE
                        --------------- ---------------- -------------  ---------------- ------------------
   Class A-1 Notes....   $200,000,000                      Actual/360   April 12, 2003   April 12, 2004
   Class A-2-A Notes..   $138,500,000                          30/360   April 12, 2003   May 12, 2006
   Class A-2-B Notes..   $138,500,000                      Actual/360   April 12, 2003   May 12, 2006
   Class A-3-A Notes..   $114,000,000                          30/360   April 12, 2003   July 12, 2007
   Class A-3-B Notes..   $114,000,000                      Actual/360   April 12, 2003   July 12, 2007
   Class A-4-A Notes..   $103,000,000                          30/360   April 12, 2003   September 14, 2009
   Class A-4-B Notes..   $103,000,000                      Actual/360   April 12, 2003   September 14, 2009

 (1)  Interest generally will accrue on the Class A-1, Class A-2-B, Class A-3-B and Class A-4-B Notes from
      (and including) the previous distribution date to (but excluding) the related distribution date, and on the Class A-2-A, Class A-3-A and Class A-4-A Notes from (and including) the 12th day of each month to (but excluding) the 12th day of the succeeding month.
-------------------------------------------------------------------------------------------------------------

      The notes are asset backed securities issued by the issuer. The notes are not obligations of Triad Financial Corporation, Triad Financial Special Purpose LLC, or any of their respective affiliates. Neither the notes nor the automobile loans are insured or guaranteed by any governmental agency.

      This term sheet contains structural and collateral information about the notes, but does not contain complete information about the offering of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. Sales of the notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or prospectus, the statements in the prospectus supplement and prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the notes. If the offer, solicitation or sale of the notes in any jurisdiction would be unlawful before the notes are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the notes in that jurisdiction.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE NOTES OR DETERMINED THAT THIS TERM SHEET IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


DEUTSCHE BANK SECURITIES
            BANC OF AMERICA SECURITIES LLC
                                           CREDIT SUISSE FIRST BOSTON
                                                            SALOMON SMITH BARNEY

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A

                                   TERM SHEET

                               SUBJECT TO REVISION

THE ISSUER

Triad Automobile Receivables Trust 2003-A is a Delaware statutory trust. The issuer will issue the notes and be liable for their payment. The issuer's principal asset will be a pool of non-prime automobile loans.

THE DEPOSITOR

Triad Financial Special Purpose LLC, or the DEPOSITOR, is a Delaware limited liability company, which is a wholly-owned, special-purpose subsidiary of Triad Financial Corporation. The depositor will sell the automobile loans to the issuer.

THE SERVICER

Triad Financial Corporation, or TRIAD, is a California corporation, which is a wholly-owned subsidiary of Fairlane Credit LLC, which is in turn a wholly-owned subsidiary of Ford Motor Credit Company. Triad either purchased the automobile loans without recourse from automobile dealers and other third-party lenders or originated the automobile loans directly with consumers. Triad, or the SERVICER, will service the automobile loans on behalf of the issuer. Triad will sell the automobile loans to the depositor.

THE INSURER

Ambac Assurance Corporation, or AMBAC, is a Wisconsin-domiciled stock insurance corporation. The insurer will issue a note guaranty insurance policy for the benefit of the Class A noteholders.

THE TRUSTEE

JPMorgan Chase Bank, or JPMORGAN CHASE, is a New York banking corporation. JPMorgan Chase will be the indenture trustee and the backup servicer.

CUT-OFF DATE

- February 28, 2003. The issuer will receive amounts collected on the automobile loans after this date.

CLOSING DATE

-   On or about March 26, 2003.

DESCRIPTION OF THE SECURITIES

The issuer will issue eight classes of its asset backed notes. The notes are designated as the Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3-A Notes, the Class A-3-B Notes, the Class A-4-A Notes and the Class A-4-B Notes, or collectively, the Class A Notes, and the Class B Notes. The Class A Notes are being offered by this term sheet. The Class B Notes are not being offered by this term sheet and are anticipated to be retained by the depositor.

Each class of Class A Notes will have the initial note principal balances, interest rates and final scheduled distribution dates listed on the first page of this term sheet.



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

The issuer will also issue the $90,149,138 Class B Notes, which will bear interest at a rate of __% per annum and which have a final scheduled maturity date of December 14, 2009.

LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR determination date.

For each distribution date, LIBOR will be determined on the following dates:

- March 24, 2003 for the period from the day of the closing to the first distribution date; and

- thereafter, the second London business day prior to the prior distribution date.

The notes will initially be issued in book-entry form only in minimum denominations of $1,000 and multiples of $1,000.

You may hold your notes through DTC in the United States or Clearstream Banking, societe anonyme or in the Euroclear System in Europe.

The notes will be secured solely by the pool of automobile loans and the other assets of the issuer.

THE POLICY

On the day of the closing, Ambac will issue a note guaranty insurance policy for the benefit of the Class A Noteholders. Under this policy, Ambac will unconditionally and irrevocably guarantee scheduled payments of interest and certain defined payments of principal due on the Class A Notes.

DISTRIBUTION DATES

The distribution date will be the 12th day of each month, subject to the business day rule set forth below, commencing on April 14, 2003.

-   Business day rule:

      If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

-   Record dates:

      The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

FLOW OF FUNDS

On each distribution date, the indenture trustee will apply the issuer's available funds in the following order of priority:

        1. to pay the monthly servicing fees to the servicer and, to the extent available, to pay to Triad any amounts paid by the obligors during the preceding calendar month that did not relate to principal and interest payments due on the automobile loans, such as late payment fees, prepayment charges and other administrative charges;

        2. to pay the indenture trustee, owner trustee and backup servicer, fees and other amounts owing such parties subject to a maximum annual limit;



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

        3. to pay the swap counterparty, net payments (excluding swap termination payments, if any) then due to it under the swap agreement;

        4. to pay interest due on the Class A Notes, pari passu among all classes;

        5. to pay principal to the extent necessary to reduce the Class A Note principal balance to the pool balance, which amount will be distributed as described below under "Principal";

        6. to pay the remaining principal balance of any Class A Notes on the related final scheduled distribution date;

        7. to pay to Ambac its insurance premium and any unreimbursed draws made by it under the policy;

        8. to pay principal on the Class A Notes to the extent necessary to reduce the combined Class A and Class B Note principal balance to the pool balance, which amount will be distributed as described below under "Principal";

        9. to pay interest due on the Class B Notes;

        10. to pay the remaining principal balance of any Class B Notes on the related final scheduled distribution date;

        11. to pay to Ambac other unpaid amounts owed to it under the insurance agreement;

        12. to pay principal on the Class A Notes in an amount equal to the amount described in clause (1) under the first paragraph under "Principal" and the amount described in such clause for each prior distribution date that was never distributed, which amount will be distributed as described below under "Principal";

        13. to fund a deposit into the spread account of the amount necessary to achieve a specified amount;

        14. to pay principal on the Class A Notes to achieve a specified amount of overcollateralization, which amount will be distributed as described below under "Principal";

        15. to pay the swap counterparty, any other amounts owed under the swap agreement, including swap termination payments, if any, then due; and

        16. to pay principal to reduce the Class B Note principal balance, or, if the Class B Notes are no longer outstanding, make a payment of all remaining amounts to the certificateholder.

INTEREST

Interest on the Class A-1 Notes, the Class A-2-B Notes, the Class A-3-B Notes and the Class A-4-B Notes will accrue at the interest rate for that class from the previous distribution date to the day prior to the related distribution date. Interest on the Class A-2-A Notes, the Class A-3-A Notes and the Class A-4-A Notes will accrue at the interest rate for that class from the 12th day of each month to the day prior to the 12th day of the succeeding month. In the case of the first distribution date, interest begins to accrue on the day of the closing.

Interest on the Class A-1 Notes, the Class A-2-B Notes, the Class A-3-B Notes and the



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

Class A-4-B Notes will be calculated on an "actual/360" basis.

Interest on the Class A-2-A, Class A-3-A and Class A-4-A Notes will be calculated on a "30/360" basis.

PRINCIPAL

Principal of the notes will be payable on each distribution date in an amount equal to:

(1) 100% of the reduction in the principal balance of the automobile loan pool during the prior calendar month, but not to exceed the amount necessary to achieve the required overcollateralization, plus

(2) the amount of excess interest collected on the automobile loans during the prior calendar month, after paying interest on the notes, payment of net swap payments, payments of principal to the extent the Class A Notes are under collateralized, paying other expenses, and depositing the required amount to the spread account, but only as necessary to achieve the required overcollateralization.

The outstanding principal amount of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

The Class A Notes are "sequential pay" classes that will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

-   first, the Class A-1 Notes will be paid in full;

- once the Class A-1 Notes are paid in full, the Class A-2-A Notes and the Class A-2-B Notes will be paid, pro rata, until they are paid in full;

- once the Class A-2-A Notes and the Class A-2-B Notes are paid in full, the Class A-3-A Notes and the Class A-3-B Notes will be paid, pro rata, until they are paid in full;

- once the Class A-3-A Notes and the Class A-3-B Notes are paid in full, the Class A-4-A Notes and the Class A-4-B Notes will be paid, pro rata, until they are paid in full; and

- once all classes of Class A Notes have been paid in full, the Class B Notes will be paid until they are paid in full.

Also, once the spread account is fully funded and the overcollateralization target has been reached, any remaining available funds will be used to pay principal to the Class B Notes until they are paid in full. As a result, it is likely that the Class B Notes will be paid off earlier than certain classes of Class A Notes.

Upon the occurrence of an event of default and an acceleration of the notes, however, all payments of principal will be made, first to the Class A-1 Notes until they have been paid in full, and then to the other classes of Class A Notes pro rata until those classes have been paid in full.

OVERCOLLATERALIZATION

The overcollateralization amount is the amount by which the pool balance of the automobile loans exceeds the outstanding principal balance of the Class A Notes. As of the closing date, the only overcollateralization amount will be that represented by the Class B Notes. The



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

overcollateralization amount will be available to absorb any losses that the noteholders would otherwise incur.

If the spread account is at its targeted balance, excess interest collected on the automobile loans that is not used to offset losses on the automobile loans will be distributed in reduction of the principal amount of the Class A Notes until the overcollateralization target has been reached, which is when the overcollateralization amount on any payment date equals 13% of the pool balance of the automobile loans at the end of the last day of the calendar month preceding the payment date.


SPREAD ACCOUNT

The indenture trustee will hold a spread account for the benefit of the noteholders and the insurer. An initial deposit of $30,034,474.16, which is approximately 3.0% of the pool balance as of the cut-off date, will be placed in the spread account on the closing date. On each distribution date, any collections remaining after paying the amounts described under clauses 1 through 12 above under "Flow of Funds" will be deposited in the spread account until the balance in the spread account is at its targeted balance, which is the lesser of:

        (i) the greater of

               (a) 3% of the principal balance of the automobile loans at the end of the last day of the calendar month preceding the current payment date, and

               (b) 2% of the principal balance of the automobile loans on the cut-off date, which is approximately $20,022,982.77 and

        (ii) the outstanding principal balance of the notes.

THE TRUST ASSETS

The issuer's assets will principally include:

- a pool of "non-prime" automobile loans, which are secured by new and used automobiles and light duty trucks;

-   collections on the automobile loans received after the cut-off date;

- an assignment of the security interests in the vehicles securing the automobile loan pool;

-   the loan files;

- an assignment of all rights to proceeds from claims on insurance policies covering the financed vehicles or the obligors;

- an assignment of Triad's rights against dealers and third-party lenders under agreements between Triad and the dealers and the third-party lenders;

-   the spread account;

-   rights under the transaction documents; and

-   all proceeds from the items described above.

THE AUTOMOBILE LOAN POOL

The automobile loans consist of motor vehicle retail installment sale contracts originated by dealers, or by third-party lenders, and then acquired by Triad or motor vehicle loans or note and security



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

agreements originated by Triad or by third-party lenders directly with consumers and then acquired by Triad. The automobile loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history, and/or their limited financial resources.

STATISTICAL INFORMATION

- The statistical information in this term sheet is based on the automobile loans in the pool as of the cut-off date, which is February 28, 2003.

-   As of the cut-off date, the automobile loans in the pool have:

    --  an aggregate principal balance of $1,001,149,138.34;

    --  a weighted average annual percentage rate of approximately 17.635%;

    --  a weighted average original maturity of approximately 65.74 months;

    --  a weighted average remaining maturity of approximately 58.75 months; and

    -- individual remaining terms of not more than 72 months and not less than 11 months.

REDEMPTION

-   OPTIONAL REDEMPTION:

The Notes may be redeemed in whole, but not in part, on any distribution date on which Triad exercises its "clean-up call" option to purchase the automobile loan pool. This can only occur after the pool balance declines to 10% or less of its original balance. The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest.

-   MANDATORY REDEMPTION:

If an event of default occurs under the indenture, the notes may be accelerated and become immediately due and payable at par. The indenture trustee may, with Ambac's consent, so long as Ambac is not in default in making a required policy payment and is not insolvent, and will, at the direction of the controlling party, accelerate the notes. The policy issued by Ambac does not guarantee payment of any amounts that become due on an accelerated basis, unless Ambac elects, in its sole discretion, to pay those amounts in whole or in part.

FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes:

- Dewey Ballantine LLP, tax counsel, is of the opinion that the Class A Notes will be characterized as indebtedness and the issuer will not be characterized as an association or publicly traded partnership taxable as a corporation. By your acceptance of a Class A Note, you agree to treat the note as indebtedness.

-   Interest on the Class A Notes will be taxable as ordinary income:

    --  when received by a holder using the cash method of accounting, and

    --  when accrued by a holder using the accrual method of accounting.



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

ERISA CONSIDERATIONS

The Class A Notes may be purchased by pension, profit-sharing and other employee benefit plans subject to ERISA. Fiduciaries of such plans may wish to consult with counsel regarding the applicability of the provisions of ERISA to an investment in the Class A Notes. Each investor that purchases Class A Notes with the assets of an ERISA plan will be deemed to represent that a U.S. Department of Labor prohibited transaction class exemption will apply to its purchase and continued holding of the Class A Notes.

LEGAL INVESTMENT

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

RATING OF THE NOTES

The notes must receive at least the following ratings from Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service and Fitch Ratings in order to be issued:

                          RATING
                  -------------------------
   CLASS           S&P    MOODY'S     FITCH
-----------       -----   -------     -----
A-1........       A-1+    Prime-1      F1+
A-2-A......        AAA      Aaa        AAA
A-2-B......        AAA      Aaa        AAA
A-3-A......        AAA      Aaa        AAA
A-3-B......        AAA      Aaa        AAA
A-4-A......        AAA      Aaa        AAA
A-4-B......        AAA      Aaa        AAA

You must not assume that the ratings will not be lowered, qualified or withdrawn by the rating agencies.



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

                              THE AUTOMOBILE LOANS

        Triad purchased or will purchase the automobile loans from manufacturer-franchised and independent motor vehicle dealers and third-party lenders, and has originated or will originate loans directly to consumers. The automobile loans were made to non-prime credit quality obligors with less than perfect credit due to factors including:

    -   the manner in which they have handled previous credit;

    -   the limited extent of their prior credit history; and/or

    -   their limited financial resources.

ELIGIBILITY CRITERIA

        The automobile loans were selected from Triad's portfolio of automobile loans based on several criteria, including the following criteria, as of the cut-off date:

            (a) each automobile loan had a remaining maturity of not more than
                72 months;

            (b) each automobile loan had an original maturity of not more than
                72 months;

            (c) each automobile loan had a remaining principal balance of at least $5,000 and not more than $50,000;

            (d) each automobile loan has an annual percentage rate of at least
                11% and not more than 30%;

            (e) no automobile loan was more than 30 days past due;

            (f) neither Triad nor the depositor has selected the automobile loans in a manner that either of them believes is adverse to the interests of Ambac or the noteholders; and

            (g) each automobile loan was purchased or is consistent with the new purchase policy implemented by Triad in the 4th quarter of 2001. The new purchase policy has more stringent credit standards than prior purchase policies of Triad.

COMPOSITION

The auto loan pool's composition, distribution by APR, its geographic concentration and vehicle model year as of the cut-off date are detailed in the following tables:



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

                       COMPOSITION OF THE AUTOMOBILE LOANS
                             AS OF THE CUT-OFF DATE

                                                    NEW                     USED                   TOTAL
                                             ------------------      ------------------      ------------------
Aggregate Principal Balance.........            $229,077,475.58         $772,071,662.76       $1,001,149,138.34
Number of Automobile Loans..........                     11,694                  53,614                  65,308
Percentage of Aggregate Principal
    Balance.........................                     22.88%                  77.12%                 100.00%
Average Principal Balance...........                 $19,589.32              $14,400.56              $15,329.66
   Range of Principal Balances....                ($5,003.58 to           ($5,007.85 to           ($5,003.58 to
                                                    $42,151.35)             $40,922.52)             $42,151.35)
Weighted Average APR................                     16.65%                  17.93%                  17.64%
   Range of APRs....................         (11.00% to 27.50%)      (11.00% to 29.90%)      (11.00% to 29.90%)
Weighted Average Remaining
   Term.............................               63.89 months            57.23 months            58.75 months
   Range of Remaining Terms.........          (20 to 72 months)       (11 to 72 months)       (11 to 72 months)
Weighted Average Original
   Term.............................               70.21 months            64.42 months            65.74 months
   Range of Original Terms..........          (36 to 72 months)       (24 to 72 months)       (24 to 72 months)

                   DISTRIBUTION OF THE AUTOMOBILE LOANS BY APR
                             AS OF THE CUT-OFF DATE

                                                                                 % OF POOL BY
                                            PERCENTAGE        AGGREGATE           AGGREGATE
                               NUMBER OF        OF            PRINCIPAL           PRINCIPAL
APR RANGE                      CONTRACTS   CONTRACTS(1)        BALANCE            BALANCE(1)
---------                      ---------   ------------     ----------------     ------------
11.000% - 11.999%.......         1,270         1.94%        $  23,690,468.25           2.37%
12.000% - 12.999%.......         2,331         3.57            43,324,580.49           4.33
13.000% - 13.999%.......         2,665         4.08            49,059,972.29           4.90
14.000% - 14.999%.......         4,298         6.58            77,442,023.23           7.74
15.000% - 15.999%.......         5,155         7.89            90,889,231.53           9.08
16.000% - 16.999%.......         7,186        11.00           123,032,118.07          12.29
17.000% - 17.999%.......        12,483        19.11           191,965,659.37          19.17
18.000% - 18.999%.......         7,304        11.18           109,864,476.43          10.97
19.000% - 19.999%.......         8,342        12.77           117,059,629.66          11.69
20.000% - 20.999%.......         7,165        10.97            90,392,009.14           9.03
21.000% - 21.999%.......         4,025         6.16            49,557,213.46           4.95
22.000% - 22.999%.......         2,157         3.30            24,732,853.54           2.47
23.000% - 23.999%.......           695         1.06             7,696,962.58           0.77
Greater than 24.000%....           232         0.36             2,441,940.31           0.24
                                ------       ------        -----------------        ------
TOTAL                           65,308       100.00%       $1,001,149,138.34        100.00%
                                ======       ======        =================        ======

------------

(1) Percentages may not sum to 100% because of rounding.



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

           DISTRIBUTION OF THE AUTOMOBILE LOANS BY GEOGRAPHIC LOCATION
                        OF OBLIGOR AS OF THE CUT-OFF DATE

                                                                                 % OF POOL BY
                                            PERCENTAGE       AGGREGATE           AGGREGATE
  STATE (BY OBLIGOR            NUMBER OF        OF           PRINCIPAL           PRINCIPAL
      LOCATION)                CONTRACTS    CONTRACTS(1)       BALANCE            BALANCE(1)
----------------------         ---------    ------------   -----------------     ------------
California............           17,233         26.39%     $  275,991,057.69        27.57%
Texas.................            9,416         14.42         148,022,868.72        14.79
Florida...............            4,427          6.78          69,043,590.68         6.90
Georgia...............            3,074          4.71          49,360,798.06         4.93
Illinois..............            3,349          5.13          48,542,534.41         4.85
Virginia..............            2,555          3.91          39,275,325.95         3.92
Maryland..............            2,258          3.46          37,378,994.46         3.73
Nevada................            2,078          3.18          33,791,448.32         3.38
Washington............            2,107          3.23          30,976,686.78         3.09
North Carolina........            1,982          3.03          30,602,132.46         3.06
New Jersey............            1,877          2.87          27,092,078.60         2.71
Ohio..................            2,030          3.11          26,242,827.78         2.62
Arizona...............            1,602          2.45          24,437,462.58         2.44
South Carolina........            1,196          1.83          17,616,270.79         1.76
Michigan..............            1,297          1.99          17,565,860.38         1.75
Colorado..............            1,084          1.66          16,464,015.76         1.64
Tennessee.............            1,195          1.83          15,822,446.97         1.58
Indiana...............            1,104          1.69          15,144,486.40         1.51
Missouri..............              888          1.36          12,314,916.21         1.23
Kentucky..............              700          1.07           9,696,156.11         0.97
Utah..................              644          0.99           9,134,734.57         0.91
Oregon................              602          0.92           8,300,292.71         0.83
Minnesota.............              339          0.52           4,675,781.95         0.47
Massachusetts.........              270          0.41           4,359,345.05         0.44
Mississippi...........              313          0.48           4,288,337.33         0.43
Other.................            1,688          2.58          25,008,687.62         2.50
                                 ------        ------      -----------------       ------
TOTAL                            65,308        100.00%     $1,001,149,138.34       100.00%
                                 ======        ======      =================       ======

------------

(1) Percentages may not sum to 100% because of rounding.



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

                 DISTRIBUTION OF THE AUTOMOBILE LOANS BY VEHICLE
                        MODEL YEAR AS OF THE CUT-OFF DATE

                                                                                 % OF POOL BY
                                             PERCENTAGE       AGGREGATE           AGGREGATE
                                NUMBER OF        OF           PRINCIPAL           PRINCIPAL
  VEHICLE MODEL YEAR            CONTRACTS   CONTRACTS(1)       BALANCE            BALANCE(1)
----------------------          ---------   ------------  -----------------      ------------
Prior to 1995.........              173         0.26%     $    1,576,498.82          0.16%
1995..................              543         0.83           4,920,661.63          0.49
1996..................            1,512         2.32          15,069,564.63          1.51
1997..................            3,834         5.87          44,277,877.23          4.42
1998..................            7,987        12.23         102,261,258.97         10.21
1999..................           12,538        19.20         181,092,611.06         18.09
2000..................           12,496        19.13         185,461,044.29         18.52
2001..................           11,488        17.59         182,269,711.25         18.21
2002..................            9,920        15.19         183,689,234.78         18.35
2003..................            4,817         7.38         100,530,675.69         10.04
                                 ------       ------      -----------------        ------
TOTAL                            65,308       100.00%     $1,001,149,138.34        100.00%
                                 ======       ======      =================        ======

----------

(1) Percentages may not sum to 100% because of rounding.



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

                       YIELD AND PREPAYMENT CONSIDERATIONS

        Prepayments can be made on any of the automobile loans at any time. If prepayments are received on the automobile loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the automobile loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an automobile loan.

        The rate of prepayments on the automobile loans may be influenced by a variety of economic, social, and other factors, including the fact that no obligor under an automobile loan may sell or transfer that automobile loan without the consent of Triad. Triad believes that the weighted average life of the automobile loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on Triad's assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the automobile loans will be borne solely by the noteholders.

        The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the automobile loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

        Prepayments on automobile loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month that is related to the original number of automobile loans in a pool of loans. ABS also assumes that all of the automobile loans in a pool are the same size, that all of those automobile loans amortize at the same rate, and that, for every month that any individual automobile loan is outstanding, payments on that particular automobile loan will either be made as scheduled or the automobile loan will be prepaid in full. For example, in a pool originally containing 10,000 automobile loans, if a 1% ABS were used, that would mean that 100 automobile loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not an historical description of prepayment experience on pools of automobile loans or a prediction of the anticipated rate of prepayment on either the pool of automobile loans involved in this transaction or on any pool of automobile loans. You should not assume that the actual rate of prepayments on the automobile loans will be in any way related to the percentage of prepayments that we assume for ABS.

        The tables below which are captioned "Percentage of Initial Note Principal Balance at Various ABS Percentages" are based on ABS and were prepared using the following assumptions:

- the trust property includes 20 pools of automobile loans with the characteristics set forth in the following table and have been prepared on the basis of the characteristics of the receivables on the cut-off date;



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

- all prepayments on the automobile loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

- each scheduled monthly payment on the automobile loans is made on the last day of each month and each month has 30 days;

- the initial principal amounts of each class of notes are equal to the initial principal amounts set forth under "Description of the Securities" in this term sheet;

- interest accrues on the Class A-1 Notes, the Class A-2-A Notes, the Class A-3-A Notes, the Class A-4-A Notes and the Class B Notes at the rate of 1.26875%, 1.57%, 2.17%, 2.84% and 8.00% per annum;

- interest accrues on the Class A-2-B Notes, the Class A-3-B Notes and the Class A-4-B Notes at a fixed interest rate of 1.479%, 2.046% and 2.712%, respectively;

-   payments on the notes are made on the 12th day of each month;

-   the notes are purchased on March 26, 2003;

- the scheduled monthly payment for each automobile loan was calculated on the basis of the characteristics described in the following table and in such a way that each automobile loan would amortize in a manner that will be sufficient to repay the principal balance of that automobile loan by its indicated remaining term to maturity;

- Triad exercises its "clean-up call" option to purchase the automobile loans at the earliest opportunity;

- accelerated principal will be paid on each class of the notes on each distribution date until the first distribution date on which the specified overcollateralization level is achieved; and

- the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to Ambac.



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

                                                                      ORIGINAL
                                                                        TERM        REMAINING TERM
                                                                    TO MATURITY      TO MATURITY
   POOL            AGGREGATE PRINCIPAL BALANCE       GROSS APR       (IN MONTHS)      (IN MONTHS)
----------         ---------------------------       ---------      ------------    ---------------
     1                $   25,368,202.76               16.919%             50             47
     2                     9,199,426.48               21.621%             49             47
     3                    13,610,964.28               17.382%             50             44
     4                     7,433,345.85               21.609%             50             44
     5                     4,425,159.50               17.364%             51             38
     6                     2,709,781.81               21.482%             50             37
     7                     8,106,951.83               18.093%             51             35
     8                     6,547,759.43               21.553%             50             33
     9                     2,034,691.38               18.513%             52             32
    10                     1,914,569.12               21.569%             51             30
    11                   395,258,138.13               16.549%             68             66
    12                    48,996,774.89               21.395%             64             62
    13                   176,219,336.33               16.933%             68             62
    14                    35,435,649.25               21.399%             63             57
    15                    57,638,296.34               17.088%             67             54
    16                    12,633,731.51               21.420%             63             50
    17                   121,521,685.81               17.217%             67             51
    18                    34,853,791.19               21.506%             63             47
    19                    27,218,399.80               17.771%             67             46
    20                    10,022,482.64               21.496%             63             43
                      -----------------
   TOTAL              $1,001,149,138.34
                      =================

----------

(1) Individual principal balances may not sum to the aggregate principal balance due to rounding.

        The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

        The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the automobile loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the automobile loan pool will prepay at a constant level of ABS throughout its life. Moreover, the automobile loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the automobile loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the automobile loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

        The percentages in the tables have been rounded to the nearest whole number. As used in the tables, which follow, the weighted average life of a class of notes is determined by:

- multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

-   adding the results, and

-   dividing the sum by the related initial principal amount of the note.



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

                  PERCENTAGE OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES

                                       CLASS A-1 NOTES
-----------------             -----------------------------------
DISTRIBUTION DATE             0.00%     1.00%     1.70%     2.50%
-----------------             -----     -----     -----     -----
Closing Date                  100       100       100       100
April 12, 2003........         88        83        78        72
May 12, 2003..........         77        66        58        46
June 12, 2003.........         66        51        40        25
July 12, 2003.........         60        42        27         8
August 12, 2003.......         55        33        15         0
September 12, 2003....         49        23         2         0
October 12, 2003......         44        14         0         0
November 12, 2003.....         39         5         0         0
December 12, 2003.....         33         0         0         0
January 12, 2004......         28         0         0         0
February 12, 2004.....         22         0         0         0
March 12, 2004........         16         0         0         0
April 12, 2004........         10         0         0         0
May 12, 2004..........          4         0         0         0
June 12, 2004.........          0         0         0         0
July 12, 2004.........          0         0         0         0
August 12, 2004.......          0         0         0         0
September 12, 2004....          0         0         0         0
October 12, 2004......          0         0         0         0
November 12, 2004.....          0         0         0         0
December 12, 2004.....          0         0         0         0
January 12, 2005......          0         0         0         0
February 12, 2005.....          0         0         0         0
March 12, 2005........          0         0         0         0
April 12, 2005........          0         0         0         0
May 12, 2005..........          0         0         0         0
June 12, 2005.........          0         0         0         0
July 12, 2005.........          0         0         0         0
August 12, 2005.......          0         0         0         0
September 12, 2005....          0         0         0         0
October 12, 2005......          0         0         0         0
November 12, 2005.....          0         0         0         0
December 12, 2005.....          0         0         0         0
January 12, 2006......          0         0         0         0
February 12, 2006.....          0         0         0         0
March 12, 2006........          0         0         0         0
April 12, 2006........          0         0         0         0
May 12, 2006..........          0         0         0         0
June 12, 2006.........          0         0         0         0
July 12, 2006.........          0         0         0         0
August 12, 2006.......          0         0         0         0
September 12, 2006....          0         0         0         0
October 12, 2006......          0         0         0         0
November 12, 2006.....          0         0         0         0
December 12, 2006.....          0         0         0         0
January 12, 2007......          0         0         0         0
February 12, 2007.....          0         0         0         0
March 12, 2007........          0         0         0         0
April 12, 2007........          0         0         0         0
May 12, 2007..........          0         0         0         0
June 12, 2007.........          0         0         0         0
July 12, 2007.........          0         0         0         0
August 12, 2007.......          0         0         0         0
September 12, 2007....          0         0         0         0
October 12, 2007......          0         0         0         0
November 12, 2007.....          0         0         0         0
December 12, 2007.....          0         0         0         0
January 12, 2008......          0         0         0         0
Weighted Average Life
(years)                      0.54      0.31      0.23      0.17



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

                  PERCENTAGE OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES

                                     CLASS A-2-A NOTES                       CLASS A-2-B NOTES
                            -----------------------------------     -----------------------------------
DISTRIBUTION DATE           0.00%     1.00%     1.70%     2.50%     0.00%     1.00%     1.70%     2.50%
-----------------           -----     -----     -----     -----     -----     -----     -----     -----
Closing Date                 100      100        100       100       100       100       100       100
April 12, 2003........       100      100        100       100       100       100       100       100
May 12, 2003..........       100      100        100       100       100       100       100       100
June 12, 2003.........       100      100        100       100       100       100       100       100
July 12, 2003.........       100      100        100       100       100       100       100       100
August 12, 2003.......       100      100        100        93       100       100       100        93
September 12, 2003....       100      100        100        80       100       100       100        80
October 12, 2003......       100      100         92        68       100       100        92        68
November 12, 2003.....       100      100         83        56       100       100        83        56
December 12, 2003.....       100       97         75        45       100        97        75        45
January 12, 2004......       100       90         66        33       100        90        66        33
February 12, 2004.....       100       83         57        22       100        83        57        22
March 12, 2004........       100       77         49        11       100        77        49        11
April 12, 2004........       100       70         40         0       100        70        40         0
May 12, 2004..........       100       64         32         0       100        64        32         0
June 12, 2004.........        99       57         24         0        99        57        24         0
July 12, 2004.........        94       51         16         0        94        51        16         0
August 12, 2004.......        90       45          8         0        90        45         8         0
September 12, 2004....        85       38          1         0        85        38         1         0
October 12, 2004......        81       32          0         0        81        32         0         0
November 12, 2004.....        76       26          0         0        76        26         0         0
December 12, 2004.....        71       20          0         0        71        20         0         0
January 12, 2005......        66       14          0         0        66        14         0         0
February 12, 2005.....        62        8          0         0        62         8         0         0
March 12, 2005........        57        2          0         0        57         2         0         0
April 12, 2005........        52        0          0         0        52         0         0         0
May 12, 2005..........        46        0          0         0        46         0         0         0
June 12, 2005.........        41        0          0         0        41         0         0         0
July 12, 2005.........        36        0          0         0        36         0         0         0
August 12, 2005.......        31        0          0         0        31         0         0         0
September 12, 2005....        25        0          0         0        25         0         0         0
October 12, 2005......        20        0          0         0        20         0         0         0
November 12, 2005.....        14        0          0         0        14         0         0         0
December 12, 2005.....         8        0          0         0         8         0         0         0
January 12, 2006......         3        0          0         0         3         0         0         0
February 12, 2006.....         0        0          0         0         0         0         0         0
March 12, 2006........         0        0          0         0         0         0         0         0
April 12, 2006........         0        0          0         0         0         0         0         0
May 12, 2006..........         0        0          0         0         0         0         0         0
June 12, 2006.........         0        0          0         0         0         0         0         0
July 12, 2006.........         0        0          0         0         0         0         0         0
August 12, 2006.......         0        0          0         0         0         0         0         0
September 12, 2006....         0        0          0         0         0         0         0         0
October 12, 2006......         0        0          0         0         0         0         0         0
November 12, 2006.....         0        0          0         0         0         0         0         0
December 12, 2006.....         0        0          0         0         0         0         0         0
January 12, 2007......         0        0          0         0         0         0         0         0
February 12, 2007.....         0        0          0         0         0         0         0         0
March 12, 2007........         0        0          0         0         0         0         0         0
April 12, 2007........         0        0          0         0         0         0         0         0
May 12, 2007..........         0        0          0         0         0         0         0         0
June 12, 2007.........         0        0          0         0         0         0         0         0
July 12, 2007.........         0        0          0         0         0         0         0         0
August 12, 2007.......         0        0          0         0         0         0         0         0
September 12, 2007....         0        0          0         0         0         0         0         0
October 12, 2007......         0        0          0         0         0         0         0         0
November 12, 2007.....         0        0          0         0         0         0         0         0
December 12, 2007.....         0        0          0         0         0         0         0         0
January 12, 2008......         0        0          0         0         0         0         0         0
Weighted Average Life
(years)                     2.09      1.36      1.00      0.72       2.09      1.36      1.00      0.72



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

                  PERCENTAGE OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES

                                     CLASS A-3-A NOTES                       CLASS A-3-B NOTES
                           ------------------------------------     -----------------------------------
    DISTRIBUTION DATE      0.00%      1.00%     1.70%     2.50%     0.00%     1.00%     1.70%     2.50%
----------------------     -----      -----     -----     -----     -----     -----     -----     -----
Closing Date                100        100       100       100      100        100       100      100
April 12, 2003........      100        100       100       100      100        100       100      100
May 12, 2003..........      100        100       100       100      100        100       100      100
June 12, 2003.........      100        100       100       100      100        100       100      100
July 12, 2003.........      100        100       100       100      100        100       100      100
August 12, 2003.......      100        100       100       100      100        100       100      100
September 12, 2003....      100        100       100       100      100        100       100      100
October 12, 2003......      100        100       100       100      100        100       100      100
November 12, 2003.....      100        100       100       100      100        100       100      100
December 12, 2003.....      100        100       100       100      100        100       100      100
January 12, 2004......      100        100       100       100      100        100       100      100
February 12, 2004.....      100        100       100       100      100        100       100      100
March 12, 2004........      100        100       100       100      100        100       100      100
April 12, 2004........      100        100       100       100      100        100       100      100
May 12, 2004..........      100        100       100        87      100        100       100       87
June 12, 2004.........      100        100       100        74      100        100       100       74
July 12, 2004.........      100        100       100        62      100        100       100       62
August 12, 2004.......      100        100       100        50      100        100       100       50
September 12, 2004....      100        100       100        39      100        100       100       39
October 12, 2004......      100        100        92        27      100        100        92       27
November 12, 2004.....      100        100        83        17      100        100        83       17
December 12, 2004.....      100        100        74         7      100        100        74        7
January 12, 2005......      100        100        65         0      100        100        65        0
February 12, 2005.....      100        100        57         0      100        100        57        0
March 12, 2005........      100        100        48         0      100        100        48        0
April 12, 2005........      100         95        40         0      100         95        40        0
May 12, 2005..........      100         88        32         0      100         88        32        0
June 12, 2005.........      100         80        25         0      100         80        25        0
July 12, 2005.........      100         73        17         0      100         73        17        0
August 12, 2005.......      100         67        10         0      100         67        10        0
September 12, 2005....      100         60         3         0      100         60         3        0
October 12, 2005......      100         53         0         0      100         53         0        0
November 12, 2005.....      100         46         0         0      100         46         0        0
December 12, 2005.....      100         40         0         0      100         40         0        0
January 12, 2006......      100         33         0         0      100         33         0        0
February 12, 2006.....       97         27         0         0       97         27         0        0
March 12, 12006.......       90         21         0         0       90         21         0        0
April 12, 2006........       83         15         0         0       83         15         0        0
May 12, 2006..........       76          9         0         0       76          9         0        0
June 12, 2006.........       68          3         0         0       68          3         0        0
July 12, 2006.........       61          0         0         0       61          0         0        0
August 12, 2006.......       54          0         0         0       54          0         0        0
September 12, 2006....       46          0         0         0       46          0         0        0
October 12, 2006......       39          0         0         0       39          0         0        0
November 12, 2006.....       31          0         0         0       31          0         0        0
December 12, 2006.....       24          0         0         0       24          0         0        0
January 12, 2007......       16          0         0         0       16          0         0        0
February 12, 2007.....        9          0         0         0        9          0         0        0
March 12, 2007........        2          0         0         0        2          0         0        0
April 12, 2007........        0          0         0         0        0          0         0        0
May 12, 2007..........        0          0         0         0        0          0         0        0
June 12, 2007.........        0          0         0         0        0          0         0        0
July 12, 2007.........        0          0         0         0        0          0         0        0
August 12, 2007.......        0          0         0         0        0          0         0        0
September 12, 2007....        0          0         0         0        0          0         0        0
October 12, 2007......        0          0         0         0        0          0         0        0
November 12, 2007.....        0          0         0         0        0          0         0        0
December 12, 2007.....        0          0         0         0        0          0         0        0
January 12, 2008......        0          0         0         0        0          0         0        0
Weighted Average Life
(years)                    3.46       2.63      2.00      1.43     3.46       2.63      2.00     1.43



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

                  PERCENTAGE OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES

                                    CLASS A-4-A NOTES                        CLASS A-4-B NOTES
                           -----------------------------------      ------------------------------------
  DISTRIBUTION DATE        0.00%     1.00%     1.70%     2.50%      0.00%     1.00%     1.70%      2.50%
----------------------     -----     -----     -----     -----      -----     -----     -----      -----
Closing Date                100       100       100       100        100       100       100        100
April 12, 2003........      100       100       100       100        100       100       100        100
May 12, 2003..........      100       100       100       100        100       100       100        100
June 12, 2003.........      100       100       100       100        100       100       100        100
July 12, 2003.........      100       100       100       100        100       100       100        100
August 12 ,2003.......      100       100       100       100        100       100       100        100
September 12, 2003....      100       100       100       100        100       100       100        100
October 12, 2003......      100       100       100       100        100       100       100        100
November 12, 2003.....      100       100       100       100        100       100       100        100
December 12, 2003.....      100       100       100       100        100       100       100        100
January 12, 2004......      100       100       100       100        100       100       100        100
February 12, 2004.....      100       100       100       100        100       100       100        100
March 12, 2004........      100       100       100       100        100       100       100        100
April 12, 2004........      100       100       100       100        100       100       100        100
May 12, 2004..........      100       100       100       100        100       100       100        100
June 12, 2004.........      100       100       100       100        100       100       100        100
July 12, 2004.........      100       100       100       100        100       100       100        100
August 12, 2004.......      100       100       100       100        100       100       100        100
September 12, 2004....      100       100       100       100        100       100       100        100
October 12, 2004......      100       100       100       100        100       100       100        100
November 12, 2004.....      100       100       100       100        100       100       100        100
December 12, 2004.....      100       100       100       100        100       100       100        100
January 12, 2005......      100       100       100        97        100       100       100         97
February 12, 2005.....      100       100       100        86        100       100       100         86
March 12, 2005........      100       100       100        76        100       100       100         76
April 12, 2005........      100       100       100        68        100       100       100         68
May 12, 2005..........      100       100       100        60        100       100       100         60
June 12, 2005.........      100       100       100        53        100       100       100         53
July 12, 2005.........      100       100       100        46        100       100       100         46
August 12, 2005.......      100       100       100         0        100       100       100          0
September 12, 2005....      100       100       100         0        100       100       100          0
October 12, 2005......      100       100        96         0        100       100        96          0
November 12, 2005.....      100       100        89         0        100       100        89          0
December 12, 2005.....      100       100        82         0        100       100        82          0
January 12, 2006......      100       100        75         0        100       100        75          0
February 12, 2006.....      100       100        69         0        100       100        69          0
March 12, 2006........      100       100        63         0        100       100        63          0
April 12, 2006........      100       100        57         0        100       100        57          0
May 12, 2006..........      100       100        51         0        100       100        51          0
June 12, 2006.........      100       100        46         0        100       100        46          0
July 12, 2006.........      100        97         0         0        100        97         0          0
August 12, 2006.......      100        90         0         0        100        90         0          0
September 12, 2006....      100        84         0         0        100        84         0          0
October 12, 2006......      100        78         0         0        100        78         0          0
November 12, 2006.....      100        72         0         0        100        72         0          0
December 12, 2006.....      100        67         0         0        100        67         0          0
January 12, 2007......      100        61         0         0        100        61         0          0
February 12, 2007.....      100        56         0         0        100        56         0          0
March 12, 2007........      100        51         0         0        100        51         0          0
April 12, 2007........       95        47         0         0         95        47         0          0
May 12, 2007..........       88         0         0         0         88         0         0          0
June 12, 2007.........       80         0         0         0         80         0         0          0
July 12, 2007.........       74         0         0         0         74         0         0          0
August 12, 2007.......       68         0         0         0         68         0         0          0
September 12, 2007....       61         0         0         0         61         0         0          0
October 12, 2007......       56         0         0         0         56         0         0          0
November 12, 2007.....       50         0         0         0         50         0         0          0
December 12, 2007.....       44         0         0         0         44         0         0          0
January 12, 2008......        0         0         0         0          0         0         0          0
Weighted Average Life
(years)                     4.56      3.88      3.07      2.20       4.56      3.88      3.07       2.20



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

DELINQUENCY AND LOAN LOSS INFORMATION

        The following tables provide information relating to Triad's delinquency and loan loss experience for each period indicated with respect to all automobile loans it has originated or purchased and serviced ("Triad's Managed Portfolio"). As of December 31, 2002, Triad's Managed Portfolio, as measured by principal balance of automobile loans serviced, was comprised of 60% owned (not securitized) and 40% previously securitized automobile loans. The information in the following tables includes the experience with respect to all automobile loans in Triad's Managed Portfolio, including automobile loans which do not meet the criteria for selection of automobile loans acquired by the issuer for this transaction. All dollar amounts provided in the following tables are in thousands.


                           DELINQUENCY EXPERIENCE (1)

                                                                      AT DECEMBER 31,
                            ----------------------------------------------------------------------------------------------
                                     2002                     2001                     2000                    1999
                            ----------------------   ----------------------   ----------------------   -------------------
                              Number                  Number                   Number                   Number
                               of                       of                       of                       of
                            Contracts     Amount     Contracts     Amount     Contracts     Amount     Contracts   Amount
                            ---------   ----------   ---------   ----------   ---------   ----------   ---------  --------
Portfolio at end of period   249,308    $3,222,481    207,648    $2,760,684    130,442    $1,737,859    65,986    $868,762

Period of Delinquency (2)
   31-60 days ............    21,030    $  261,311     19,512    $  255,689      6,980    $   92,174     2,630    $ 33,652
   61-90 days ............     6,098        72,567      5,786        73,986      1,931        25,015       675       8,591
   91 days or more .......     6,174        73,145      5,098        64,872      1,357        17,294       356       4,485
                             -------    ----------    -------    ----------    -------    ----------    ------    --------
 Total Delinquencies .....    33,302    $  407,023     30,396    $  394,547     10,268    $  134,483     3,661    $ 46,728
 Repossessed Assets ......     4,107        54,922      2,662        36,167      1,269        16,759       573       7,305
                             -------    ----------    -------    ----------    -------    ----------    ------    --------
 Total Delinquencies
   and Repossessed
   Assets ................    37,409    $  461,945     33,058    $  430,714     11,537    $  151,242     4,234    $ 54,033
                             =======    ==========    =======    ==========    =======    ==========    ======    ========
 Total Delinquencies as
   a Percentage of
   the Portfolio .........      13.4%         12.6%      14.6%         14.3%       7.9%          7.7%      5.5%        5.4%
 Total Repossessed Assets
   as a Percentage of
   the Portfolio .........       1.6%          1.7%       1.3%          1.3%       1.0%          1.0%      0.9%        0.8%
 Total Delinquencies
   and Repossessed
   Assets as a
   Percentage of
   the Portfolio .........      15.0%         14.3%      15.9%         15.6%       8.8%          8.7%      6.4%        6.2%

----------

(1) Dollar amounts in thousands.

(2) Delinquencies include bankruptcies. Bankruptcies represent 0.4%, 0.7%, 1.3% and 1.5% of outstanding principal for the periods ending December 31, 1999, 2000, 2001 and 2002, respectively.



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

                            LOAN LOSS EXPERIENCE (1)

                                                               AS OF OR FOR THE YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------
                                                         2002            2001            2000          1999
                                                      ----------      ----------      ----------      --------
Period-End Principal Outstanding ................     $3,222,481      $2,760,684      $1,737,859      $868,762
Average Month-End Amount
     Outstanding During the Period ..............     $3,034,363      $2,238,899      $1,292,658      $646,080
Net Charge-Offs (2) .............................     $  255,547      $  127,373      $   70,821      $ 29,920
Net Charge-Offs as a Percentage of Period-End
     Principal Outstanding ......................            7.9%            4.6%            4.1%          3.4%
Net Charge-Offs as a Percentage of Average Month-
     End Amount Outstanding .....................            8.4%            5.7%            5.5%          4.6%


----------

(1) Dollar amounts in thousands.

(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed vehicles, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from obligors on deficiency balances.



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

                                STATIC POOL DATA

        The following contains performance data as of February 28, 2003 on pools of receivables included in Triad's three prior public securitizations (1998-4, 1999-1 and 2002-A). Information on these pools includes the following:

               (1) Pool summaries (including the initial receivables balance, current receivables balance, current class A note balance, initial weighted average annual percentage rate (APR), initial weighted average original term and initial weighted average remaining term); and

               (2) Net cumulative losses as a percentage of original pool balance.


                                 POOL SUMMARIES

                                                                                      Initial
                                                                                       Wtd.
                                                           Initial   Initial Wtd.      Avg.
                  Initial       Current        Current       Wtd.        Avg.        Remaining
                Receivables   Receivables    Class A Note    Avg.      Original        Term
                  Balance       Balance        Balance       APR     Term (months)   (months)
               ------------   ------------   ------------  -------   -------------   ---------
1998-4         $ 99,993,425   $  5,603,094   $         --    19.16%       59            58
1999-1         $139,999,488   $ 12,339,994   $         --    19.12%       60            59
2002-A         $879,123,207   $758,673,260   $667,632,469    18.03%       65            60


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.

                        MONTHLY NET CUMULATIVE LOSS RATES
                        (AS A % OF ORIGINAL POOL BALANCE)
                             AS OF FEBRUARY 28, 2003


                           1998-4    1999-1      2002-A
                           ------    ------      ------
Original Pool Balance
Months From Issuance
1                           0.00%     0.00%       0.00%
2                           0.01%     0.01%       0.01%
3                           0.06%     0.05%       0.04%
4                           0.19%     0.23%       0.26%
5                           0.62%     0.59%       0.57%
6                           1.04%     1.11%       0.96%
7                           1.57%     1.66%       1.38%
8                           1.97%     2.09%
9                           2.52%     2.77%
10                          2.95%     3.36%
11                          3.50%     3.79%
12                          3.85%     4.38%
13                          4.57%     4.95%
14                          5.02%     5.36%
15                          5.39%     5.60%
16                          5.86%     5.99%
17                          6.43%     6.39%
18                          6.69%     6.95%
19                          6.93%     7.27%
20                          7.09%     7.58%
21                          7.55%     7.91%
22                          7.87%     8.31%
23                          8.12%     8.51%
24                          8.37%     8.89%
25                          8.73%     9.09%
26                          9.03%     9.29%
27                          9.19%     9.50%
28                          9.51%     9.73%
29                          9.63%     9.96%
30                          9.83%    10.22%
31                          9.98%    10.43%
32                         10.08%    10.70%
33                         10.18%    11.00%
34                         10.43%    11.17%
35                         10.55%    11.28%
36                         10.72%    11.42%
37                         10.89%    11.56%
38                         10.99%    11.70%
39                         11.06%    11.80%
40                         11.15%    11.99%
41                         11.35%    12.06%
42                         11.42%    12.17%
43                         11.37%    12.27%
44                         11.39%    12.37%
45                         11.40%    12.46%
46                         11.46%    12.55%
47                         11.56%
48                         11.62%
---------------------------------------------



This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Deutsche Bank Securities Inc. immediately.